Acquisition Of Hotel Properties	12 Months Ended
Dec. 31, 2016
Acquisition Of Hotel Properties [Abstract]
Acquisition Of Hotel Properties

NOTE 3.  ACQUISITION OF HOTEL PROPERTIES

On December 14, 2016, the Company acquired one wholly-owned hotel, the Aloft Leawood / Overland Park (Kansas City).  The allocation of the purchase price based on fair value, which was determined using Level 3 fair value inputs, was as follows:

Hotel	Land	Buildings, improvements, and vehicles	Furniture and equipment	Total purchase price	Debt originated at acquisition	Issuance of CHLP common units	Net cash
Aloft	$3,339	$18,046	$1,115	$22,500	$15,925	$50	$6,525
Leawood, KS

The $22,500 purchase price was funded with the proceeds of two mortgage loans provided by Great Western Bank totaling $15,925, approximately $6,525 in cash, and the issuance of 213,904 common units from CHLP with a value of $50.

During 2015, the Company acquired three wholly-owned hotel properties.  The allocation of the purchase price based on fair value, which was determined using Level 3 fair value inputs, was as follows:

Hotel	Acquisition date	Land	Building, improvements, and vehicles	Furniture and equipment	Total purchase price	Assumption of debt	Debt originated at acquisition	Issuance of CHLP common units	Net cash
Hotel Indigo	10/2/2015	$800	$8,700	$1,500	$11,000	$-	$5,000	$150	$5,850
Atlanta, GA
Marriott Courtyard	10/2/2015	2,100	11,050	850	14,000	-	10,100	150	3,750
Jacksonville, FL
SpringHill Suites	10/1/2015	1,597	14,353	1,550	17,500	11,220	-	150	6,130
San Antonio, TX
Total		$4,497	$34,103	$3,900	$42,500	$11,220	$15,100	$450	$15,730

The $42,500 purchase price was funded with the assumption of one loan with an aggregate outstanding principal balance of $11,220 and two newly originated GE Capital loans totaling $15,100 (sold to WAB in April 2016). The remaining $16,180 was funded with approximately $14,900 in cash, approximately $830 of borrowings from the Company’s existing credit facility with Great Western Bank, and the issuance of common units from CHLP. A total of 2,298,879 common units were issued with a value of $450.

There were no hotel acquisitions in 2014.

Included in the statement of operations for the year ended December 31, 2016 and 2015 is total revenue of $12,786 and $2,611 and total operating income of $2,279 and $356, respectively, which represent the results of operations for these four hotels since the date of acquisition.

Pro Forma Results (Unaudited)

The following condensed pro forma financial data is presented as if all acquisitions completed during the years ended December 31, 2016 and 2015 (including the Atlanta JV acquisition subsequently discussed (see Note 5)) had been completed on January 1, 2015 and 2014, respectively.  The pro forma results below exclude acquisition costs of $550 and $684 incurred during the years ended December 31, 2016 and 2015, respectively.  The condensed pro forma financial data is not necessarily indicative of what actual results of operations of the Company would have been assuming the acquisitions had been consummated on January 1, 2015 and 2014, nor do they purport to represent the results of operations for future periods.

	Years ended December 31,
	2016	2015
Total revenue	$56,741	$73,281
Operating income	$3,970	$6,774
Net Income attributable to common shareholders	$3,755	$10,816
Net Income per share available to common shareholders-basic	$4.94	$14.36
Net Income per share available to common shareholders-diluted	$1.23	$0.32